EXHIBIT 23.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the use, in this registration statement filed on Form S-4, of our report dated March 29, 1997, included herein.

/s/ Arthur Andersen LLP

Tampa, Florida
       December 18, 1998